SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

SEALY MATTRESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117081-27	20-1178482
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.  Regulation FD Disclosure

On June 30, 2005, Sealy Corporation, the parent company of Sealy Mattress Corporation, filed a Registration Statement on Form S-1, File No. 333-126280, relating to a proposed initial public offering.  The proceeds of such initial public offering are anticipated to be used, among other things, to redeem a portion of the outstanding principal amount of Sealy Mattress Corporation’s 8.25% Senior Subordinated Notes due 2014.  This filing, as well as additional information about us and our parent company, is available on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 30, 2005.

SEALY MATTRESS CORPORATION

Date: June 30, 2005	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT, GENERAL COUNSEL